UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): September 25, 2025

DMC Global Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14775	84-0608431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021
(Address of Principal Executive Offices, Including Zip Code)

(303) 665-5700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.05 Par Value	BOOM	The Nasdaq Global Select Market
Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 25, 2025, the Board of Directors (the “Board”) of DMC Global Inc. (the “Company”), upon the recommendation of the Corporate Governance and Nominating Committee of the Board, increased the size of the Board to seven members and appointed Sharon S. Spurlin, 60, to the Board, effective immediately.
Ms. Spurlin will serve as a member of the Audit Committee and the Risk Committee. There are no arrangements or understandings between Ms. Spurlin and any other persons pursuant to which she was appointed to the Board. There are no related party transactions between Ms. Spurlin and the Company that would be required to be reported under Item 404(a) of Regulation S-K. The Board has determined that Ms. Spurlin is independent in accordance with applicable rules of The Nasdaq Stock Market LLC. There are no family relationships between Ms. Spurlin and the Company’s executive officers and other directors. She will be compensated for her services as director pursuant to the Company’s standard non-employee director compensation arrangements.
Item 7.01     Regulation FD Disclosure.
On September 29, 2025, the Company issued a press release announcing the information set forth in Item 5.02 above. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The information provided in Item 7.01 of this Current Report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended, unless specifically stated so therein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated September 29, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMC GLOBAL INC.

Dated:	September 29, 2025	By:	/s/ Eric V. Walter
Name: Eric V. Walter
Title: Chief Financial Officer